Federated Hermes International Strategic Value Dividend Fund
Portfolio of Investments
August 31, 2022 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.3%
		Communication Services—16.8%
486,770		BCE, Inc.	$23,490,679
639,700		Deutsche Telekom AG, Class REG	12,077,444
305,440		Elisa Communications Oyj	16,343,035
2,243,800		Koninklijke KPN NV	7,136,656
328,200		SK Telecom Co. Ltd.	12,744,803
958,475	[1]	Telefonica Brasil, ADR	7,782,817
408,125		Telenor ASA	4,472,990
749,450		TELUS Corp.	16,877,614
10,479,083		Vodafone Group PLC	14,058,663
		TOTAL	114,984,701
		Consumer Staples—17.9%
524,445		British American Tobacco PLC	21,007,201
335,500		Coca-Cola Europacific Partners PLC	16,496,535
3,448,850		Coca-Cola Femsa S.A.B. de C.V.	21,054,479
9,577,420		Kimberly-Clark de Mexico	13,001,883
196,510		Philip Morris International, Inc.	18,764,740
104,000		Reckitt Benckiser Group PLC	8,015,178
519,300		Unilever PLC	23,574,570
		TOTAL	121,914,586
		Energy—11.5%
565,165		Enbridge, Inc.	23,306,306
324,500		Pembina Pipeline Corp.	11,459,481
435,725		TC Energy Corp.	20,997,476
451,279		TotalEnergies SE	22,915,839
		TOTAL	78,679,102
		Financials—18.1%
85,425		Allianz SE	14,449,559
110,350		Bank of Montreal	10,187,640
466,410		Canadian Imperial Bank of Commerce	22,057,125
88,561		Muenchener Rueckversicherungs-Gesellschaft AG	21,170,574
1,140,100		Nordea Bank Abp	10,566,462
106,450		Royal Bank of Canada	9,898,914
421,775		Scor SA	6,987,278
380,000		Sumitomo Mitsui Financial Group, Inc.	11,443,145
37,930		Zurich Insurance Group AG	16,800,684
		TOTAL	123,561,381
		Health Care—11.5%
868,630	[1]	Hypermarcas SA	7,191,276
278,965		Novartis AG	22,508,425
259,600		Orion Oyj	11,778,159
228,181		Sanofi	18,779,899
795,900		Sonic Healthcare Ltd.	18,382,803
		TOTAL	78,640,562
		Industrials—1.4%
1,077,893		BAE Systems PLC	9,713,489

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Materials—4.1%
1,433,000	Amcor PLC	$17,210,330
314,873	UPM - Kymmene Oyj	10,707,958
	TOTAL	27,918,288
	Utilities—17.0%
860,100	Algonquin Power & Utilities Corp.	11,814,219
476,900	Canadian Utilities Ltd., Class A	14,590,050
695,420	E.On AG	5,944,591
388,700	Emera, Inc.	17,985,532
1,459,075	Enel SpA	6,873,924
312,090	Fortis, Inc. / Canada	13,768,222
649,307	Iberdrola SA	6,756,965
2,469,395	Italgas SpA	12,729,838
651,997	National Grid-SP PLC	8,154,900
1,745,325	Snam Rete Gas SpA	8,300,415
1,242,275	Terna SpA	8,857,310
	TOTAL	115,775,966
	TOTAL COMMON STOCKS (IDENTIFIED COST $717,724,606)	671,188,075
	INVESTMENT COMPANY—1.1%
7,479,272	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 2.25%[2] (IDENTIFIED COST $7,477,314)	7,477,028
	TOTAL INVESTMENT IN SECURITIES—99.4% (IDENTIFIED COST $725,201,920)	678,665,103
	OTHER ASSETS AND LIABILITIES - NET—0.6%[3]	3,972,418
	TOTAL NET ASSETS—100%	$682,637,521
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended August 31, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 11/30/2021	$2,347,400
Purchases at Cost	$225,517,802
Proceeds from Sales	$ (220,385,447)
Change in Unrealized Appreciation/Depreciation	$(286)
Net Realized Gain/(Loss)	$(2,441)
Value as of 8/31/2022	$7,477,028
Shares held as of 8/31/2022	7,479,272
Dividend Income	$40,337
Gain Distributions Received	$438
1
Non-income-producing security.
2
7-day net yield.
3
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2022.

Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of August 31, 2022, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$18,764,740	$—	$—	$18,764,740
International	279,170,578	373,252,757	—	652,423,335
Investment Company	7,477,028	—	—	7,477,028
TOTAL SECURITIES	$305,412,346	$373,252,757	$—	$678,665,103
The following acronym(s) are used throughout the portfolio:
ADR	—American Depositary Receipt